CENTURION FUNDS, INC.
on behalf of the
Centurion U.S. Equity Fund

Supplement to the Prospectus and
Statement of Additional Information
each dated December 4, 1998

The following replaces certain information contained in the Prospectus and Statement of Additional Information of the Fund listed above:

Effective immediately, the following investment person has joined David Stein of Parametric
Portfolio Associates ("Parametric") in the management of the Fund:

Thomas Seto is a Vice President of Parametric.  Mr.
Seto is responsible for management of Parametric's active US equity strategies. Prior to joining
Parametric in 1998, Mr. Seto served as the Head of US Equity Index Investments at Barclays Global
Investors from 1991 to 1998. Mr. Seto graduated from the University of Washington with a B.S. in Electrical Engineering, and also received an MBA in Finance from the University of Chicago.


Dated:  November 8, 1999

FUNDS\CENT\1999\secdocs\STICKER 110899